Discontinued Operations (Details) - Schedule of reconciliation of the carrying amounts of the major classes of assets and liabilities from the discontinued operations (Parentheticals) - Discontinued Operations [Member] - CNY (¥)
¥ in Thousands
	Aug. 31, 2021	Aug. 31, 2020
Discontinued Operations (Details) - Schedule of reconciliation of the carrying amounts of the major classes of assets and liabilities from the discontinued operations (Parentheticals) [Line Items]
Restricted cash, net of allowance	¥ 4
Accounts receivable, net of allowance	2,854
Amounts due from related parties, net of allowance	50
Other receivable, deposits and other assets, net of allowance	88
Other noncurrent, deposits and other assets, net of allowance	¥ 343